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                                                                    EXHIBIT 32.2


                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-Q for the period ending September 30, 2005 (the "Report") of Quadriga Superfund, L.P. (the "Fund"), I, Konrad Koenigswieser, Secretary and Chief Financial Officer of Superfund Capital Management, Inc., the general partner of Quadriga Superfund, L.P. (the "Fund"), certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


                                           By: /s/ Konrad Koenigswieser
                                           ----------------------------
                                           Konrad Koenigswieser
                                           Secretary and Chief Financial Officer
                                           November 14, 2005


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